Exhibit 10.3



                             NEW CORPORATE STRUCTURE




                Pacel Corp
                    |
                    |
                    |--------------TSRG
                    |               |
                    |               |-----------Asmara Services II & III
                    |               |
                    |               |-----------Asmara of Fl I, to IV
                    |               |
                    |               |-----------BeneCorp
                    |               |
                    |               |-----------Wood Stock Lumber Sales
                    |
                    |
                    |---------Asmara Benefits
                    |
                    |---------Asmara Services 1
                    |               |
                    |              NCS
                    |
                    |---------Piedmont HR